Exhibit 99.102

                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN

                                FOR JACK RICHTER

                              Amended and Restated
                            Effective January 1, 2005

                                     Purpose

         This instrument evidences the rights of Jack Richter under the North Valley Bancorp Salary Continuation Plan.

         The Plan amends and restates the Salary Continuation Agreement between North Valley Bank and Mr. Richter dated as of October 23, 2001 (the "Salary Continuation Agreement").

                                    Article 1
                                   Definitions

         Whenever used in this instrument, the following words and phrases shall have the meanings specified:

         1.1 "Change in Control" means the occurrence of any of the following events with respect to the Company or the Employer: (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company or the Employer in which the Company or the Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company or the Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company or the Employer, reflected in the most recent balance sheet of the Company or the Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing fifty percent (50%) or more of the combined voting power of the Company's or the Employer's then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of the Company in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control. Notwithstanding the foregoing

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or anything else contained herein to the contrary, there shall not be a "change in control" for purposes of this instrument if the event which would otherwise come within the meaning of the term "change of control" involves (a) an Employee Stock Ownership Plan or similar plan sponsored by the Company which is the party that acquires "control" or is the principal participant in the transaction constituting a "change in control," as described above; or (b) the merger or consolidation or other restructuring of an Employer with another Employer participating in the Plan.

         1.4 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

         1.5      "Company" means North Valley Bancorp, and any successor.

         1.6      "Effective Date" means January 1, 2005.

         1.7 "Employer" means the Company and any affiliate of the Company that adopts the Plan with the approval of the Company and that employed Mr. Richter, and any successor.

         1.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.9 "Section 409A" means Code section 409A and the Treasury regulations or other authoritative guidance issued thereunder. Whenever the terms "subject to Section 409A" or "to the extent permitted by Section 409A" (or any such similar reference so as to indicate that a Plan provision is subject to
Section 409A) are used, such terms shall be interpreted to mean that the applicable Plan provision shall be effective only if and to the extent such provision would not trigger penalty taxes or interest under Section 409A.

                                    Article 2
                                Lifetime Benefits

         2.3 2.1 Benefit. The Company shall pay Mr. Richter $7,882 each month for 180 months commencing on February 1, 2006.

                                    Article 3
                                 Death Benefits

         3.1 Death Before Benefit Payments Commence. Subject to Section 3.4, if Mr. Richter dies prior to the payment or commencement of his lifetime benefit under this instrument, no benefits shall be payable under this instrument. Rather, the Rabbi Trust shall pay to Mr. Richter's Trust the benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and Mr. Richter's Trust.

         3.2 Death During Benefit Period. Subject to Section 3.4, if Mr. Richter dies after the benefit payments have been made or commenced under this instrument but before receiving all such payments, no further benefits shall be

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payable under this instrument. Rather, the Rabbi Trust shall pay to Mr.
Richter's Trust the benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and Mr. Richter's Trust.

         3.3 Death After Benefit Period. If Mr. Richter dies after the benefit payments have all been made under this instrument, no further benefits shall be payable under this instrument and no benefits shall be payable under the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and Mr. Richter's Trust.

         3.4 Death Benefits in the Absence or Inadequacy of Split Dollar Agreement. If the proceeds under Mr. Richter's Split Dollar Agreement and Endorsement are restricted due to the inadequacy of Net Death Proceeds under the policy(ies) held thereunder (as defined in the Split Dollar Agreement) or are insufficient because the Company has amended or terminated the Split Dollar Agreement without Mr. Richter's consent, then any such shortfall shall be paid by the Company in a present value lump sum to the beneficiaries identified under the Split Dollar Agreement, together with additional payments to such beneficiaries to make them whole for any additional income or estate taxes that are payable as a result of the monies being distributed under this instrument rather than under the Split Dollar Agreement; provided, however, that the additional payments for taxes shall only be due if the inadequacy of Net Death Proceeds is caused by the Company's failure to exercise reasonable care to ensure the adequacy of such Net Death Proceeds or is caused by the Company amending or terminating the Split Dollar Agreement without Mr. Richter's consent.

                                    Article 4
                          Claims and Review Procedures

         4.1 Claims Procedure. This Section 4.1 is based on final regulations issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at 29 C.F.R. ss.2560.503-1. If any provision of this Section 4.1 conflicts with the requirements of those regulations, the requirements of those regulations will prevail.

         (a) Initial Claim. Mr. Richter or any beneficiary or other person that believes he or she is entitled to any benefit (a "Claimant") under this instrument may file a claim with the Company. The Company will review the claim itself or appoint another individual or entity to review the claim.

                  (i) Benefit Claims. The Claimant will be notified within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Company or appointee of the Company before the end of the ninety (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the day the claim is filed.

                  (ii) Manner and Content of Denial of Initial Claims. If the Company denies a claim, it must provide to the Claimant, in writing or by electronic communication:

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                           (A)      The specific reasons for the denial;

                           (B)      A reference to the Plan provision or
insurance contract provision upon which the denial is based;

                           (C)      A description of any additional information
or material that the Claimant must provide in order to perfect the claim;

                           (D)      An explanation of why such additional
material or information is necessary;

                           (E)      Notice that the Claimant has a right to
request a review of the claim denial and information on the steps to be taken if the Claimant wishes to request a review of the claim denial; and

                           (F)      A statement of the Claimant's right to bring
a civil action under section 502(a) of ERISA following a denial on review of the initial denial.

                  (b)      Review Procedures.

                           (i)      Benefit Claims. A request for review of a
denied claim must be made in writing to the Company within sixty (60) days after receiving notice of denial. The decision upon review will be made within sixty
(60) days after the Company's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

                                    The reviewer will afford the Claimant an
opportunity to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Company. The reviewer will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

                           (ii)     Manner and Content of Notice of Decision on
Review. Upon completion of its review of an adverse initial claim determination, the Company will give the Claimant, in writing or by electronic notification, a notice containing:

                                    (A)      its decision;

                                    (B)      the specific reasons for the
decision;

                                    (C)      the relevant Plan provisions or
insurance contract provisions on which its decision is based;

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                                    (D)      a statement that the Claimant is
entitled to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information in the Plan's files which is relevant to the Claimant's claim for benefits;

                                    (E)      a statement describing the
Claimant's right to bring an action for judicial review under ERISA section 502(a); and

                                    (F)      if an internal rule, guideline,
protocol or other similar criterion was relied upon in making the adverse determination on review, a statement that a copy of the rule, guideline, protocol or other similar criterion will be provided without charge to the Claimant upon request.

                  (c) Calculation of Time Periods. For purposes of the time periods specified in this Section, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with the Plan's procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant's failure to submit all information necessary, the period for making the determination will be tolled from the date the notification is sent to the Claimant until the date the Claimant responds.

                  (d) Failure of Company to Follow Procedures. If the Company fails to follow the claims procedures required by this Section, a Claimant will be deemed to have exhausted the administrative remedies available under the Plan and will be entitled to pursue any available remedy under ERISA section 502(a) on the basis that the Company (on behalf of the Plan) has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim.

                  (e) Failure of Claimant to Follow Procedures. A Claimant's compliance with the foregoing provisions of this Section is a mandatory prerequisite to the Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                    Article 5
                                  Miscellaneous

         5.1 Binding Effect. This instrument shall bind Mr. Richter and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

         5.2 Amendment. The Company may amend this instrument only with Mr. Richter's express written consent.

         5.3 Non-Transferability. Benefits under this instrument cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

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         5.4      Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this instrument. Upon the occurrence of such event, the term "Company" as used in this instrument shall be deemed to refer to the successor or survivor company.

         7.5 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this instrument.

         5.6 Applicable Law. This instrument and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

         5.7 Unfunded Arrangement. Mr. Richter is a general unsecured creditor of the Company for the payment of benefits under this instrument. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on Mr. Richter's life is a general asset of the Company to which Mr. Richter has no preferred or secured claim.

         5.8 Entire Agreement. This instrument constitutes the entire agreement between the Company and Mr. Richter as to the subject matter hereof. The terms of this instrument shall supersede, and Mr. Richter shall have no rights under, his prior Salary Continuation Agreement and the general terms of the Plan document to which this instrument relates. This instrument shall for all purposes be deemed to constitute a full discharge of the Company's obligation to Mr. Richter under the Plan and under his prior Salary Continuation Agreement, and any conflicts between this instrument and the Plan or his prior Salary Continuation Agreement shall be controlled by this instrument. No rights are granted to Mr. Richter by virtue of this instrument other than those specifically set forth herein.

         5.7 Reimbursement of Expenses in Enforcing Rights. All reasonable costs and expenses, including, without limitation, fees and disbursements of actuaries, accountants and counsels incurred by Mr. Richter in seeking in good faith to enforce rights pursuant to this instrument shall be paid on behalf of or reimbursed to Mr. Richter promptly by the Company. Except in the case of a Change in Control, Mr. Richter shall be responsible to reimburse the Company for amounts expended by the Company under this Section if an enforcement action is initiated by Mr. Richter hereunder and Mr. Richter does not substantially prevail on the merits of such enforcement action.

         5.8 Prohibited Acceleration/Distribution Timing. This Section shall take precedence over any other provision of this instrument to the contrary. No provision of this instrument shall be followed if following the provision would result in the acceleration of the time or schedule of any payment from the Plan (i) as would require income tax to Mr. Richter prior to the date on which the amount is distributable to or on behalf of Mr. Richter hereunder or (ii) which would result in penalties to Mr. Richter under Section 409A. In addition, if the timing of any distribution election would result in

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any tax or other penalty (other than ordinarily payable Federal, state or local income or payroll taxes), which tax or penalty can be avoided by payment of the distribution at a later time, then the distribution shall be made (or commence, as the case may be) on (or as soon as practicable after) the first date on which such distributions can be made (or commence) without such tax or penalty.


         IN WITNESS WHEREOF, a duly authorized officer of the Company and Mr. Richter have signed this instrument on this 28th day of December, 2005.


                                           COMPANY:
                                           NORTH VALLEY BANCORP



                                           By /s/ MICHAEL J. CUSHMAN
                                              ----------------------------------
                                              Michael J. Cushman
                                              Title   President and CEO



                                              /s/ JACK RICHTER
                                              ----------------------------------
                                             JACK RICHTER

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